UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015 (August 4, 2015)

JP Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36647	27-2504700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 E Las Colinas Blvd, Suite 2000

Irving, Texas 75039

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (972) 444-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 10, 2015, JP Energy Partners LP issued a press release announcing its financial results for the quarter ended June 30, 2015. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 2.02 and in the attached exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2015, Jeremiah J. Ashcroft III, Executive Vice President and Chief Operating Officer of JP Energy GP II LLC, the general partner of JP Energy Partners LP, submitted his resignation effective August 28, 2015. He has accepted the Chief Executive Officer position with another company in the ArcLight portfolio of companies.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	JP Energy Partners LP Press Release dated August 10, 2015 announcing its financial results for the quarter ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JP ENERGY PARTNERS LP

By:	JP Energy GP II LLC, its general partner

By:	/s/ Patrick J. Welch
Patrick J. Welch
Executive Vice President and Chief Financial Officer

August 10, 2015

Exhibit Index

Exhibit Number	Description
99.1	JP Energy Partners LP Press Release dated August 10, 2015 announcing its financial results for the quarter ended June 30, 2015.